                                                                    EXHIBIT 99.6

CASE NAME:       DCM DELAWARE, INC.                               ACCRUAL BASIS

CASE NUMBER:     401-40787-BJH-11

JUDGE:           BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING:           JULY 31, 2002
                                        ------------------------------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                    TREASURER
------------------------------------------         ------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                      AUGUST 23, 2002
------------------------------------------         ------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
------------------------------------------         ------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                     AUGUST 23, 2002
------------------------------------------         ------------------------
Printed Name of Preparer                                    Date

CASE NAME:                   DCM DELAWARE, INC.                ACCRUAL BASIS - 1

CASE NUMBER:                 401-40787-BJH-11

COMPARATIVE BALANCE SHEET


                                                               SCHEDULED          MONTH               MONTH              MONTH
ASSETS                                                           AMOUNT           JUL-02              -----              -----
------                                                           ------           ------
1.      Unrestricted Cash
2.      Restricted Cash
3.      Total Cash                                                    0               0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)
9.      Total Current Assets                                          0               0
10.     Property, Plant & Equipment
11.     Less: Accumulated Depreciation/Depletion
12.     Net Property, Plant & Equipment                               0               0
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)              0               0
15.     Other (Attach List)                                           0               0
16.     Total Assets                                                  0               0

POST PETITION LIABILITIES

17.     Accounts Payable                                            393
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)
23.     Total Post Petition Liabilities                             393

PRE PETITION LIABILITIES

24.     Secured Debt (Footnote)                              75,885,064      13,945,516
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                                 128,928,814     128,930,100
28.     Total Pre Petition Liabilities                      204,813,878     142,875,616
29.     Total Liabilities                                   204,813,878     142,876,009

EQUITY

30.     Pre Petition Owners' Equity                                        (204,813,878)
31.     Post Petition Cumulative Profit Or (Loss)                                (1,576)
32.     Direct Charges To Equity (Footnote)                                  61,939,445
33.     Total Equity                                                       (142,876,009)
34.     Total Liabilities and Equity                                                  0


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          ---    ----

CASE NAME:                   DCM DELAWARE, INC.                  SUPPLEMENT TO

CASE NUMBER:                 401-40787-BJH-11                 ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                          SCHEDULED        MONTH         MONTH         MONTH
    ASSETS                                                 AMOUNT         JUL-02         ------        ------
    ------                                                 ------         ------
    A.
    B.
    C.
    D.
    E.
    TOTAL OTHER ASSETS -  LINE 8                                 0               0           0             0

    A.
    B.
    C.
    D.
    E.

    TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14            0               0

    A.
    B.
    C.
    D.
    E.
    TOTAL OTHER ASSETS -  LINE 15                                0               0

    POST PETITION LIABILITIES

    A.
    B.
    C.
    D.
    E.
    TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                             0

    PRE PETITION LIABILITIES                               428,814         430,100

    A.    Interco. Payables (Footnote)                 105,000,000     105,000,000
    B.    10 3/8% Senior Sub. Notes                     23,500,000      23,500,000
    C.    Sr. Sub Exchangeable Notes
    D.
    E.

    TOTAL OTHER PRE PETITION LIABILITIES               128,928,814     128,930,100

CASE NAME:          DCM DELAWARE, INC.                        ACCRUAL BASIS - 2

CASE NUMBER:        401-40787-BJH-11


INCOME STATEMENT
                                                MONTH          MONTH           MONTH          QUARTER
REVENUES                                        JUL-02                                         TOTAL
--------                                        ------         ------          ------         -------
1.   Gross Revenues                                                                                0
2.   Less: Returns & Discounts                                                                     0
3.   Net Revenue                                     0                                             0

COST OF GOODS SOLD

4.   Material                                                                                      0
5.   Direct Labor                                                                                  0
6.   Direct Overhead                                                                               0
7.   Total Cost Of Goods Sold                        0                                             0
8.   Gross Profit                                    0                                             0

OPERATING EXPENSES

9.   Officer / Insider Compensation                                                                0
10.  Selling & Marketing                                                                           0
11.  General & Administrative                                                                      0
12.  Rent & Lease                                                                                  0
13.  Other (Attach List)                                                                           0
14.  Total Operating Expenses                        0                                             0
15.  Income Before Non-Operating
     Income & Expense                                0                                             0

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                                                               0
17.  Non-Operating Expense (Att List)                                                              0
18.  Interest Expense                                                                              0
19.  Depreciation / Depletion                                                                      0
20.  Amortization                                                                                  0
21.  Other (Attach List)                                                                           0
22.  Net Other Income & Expenses                     0                                             0

REORGANIZATION EXPENSES

23.  Professional Fees                                                                             0
24.  U.S. Trustee Fees                                                                             0
25.  Other (Attach List)                                                                           0
26.  Total Reorganization Expenses                   0                                             0
27.  Income Tax                                                                                    0
28.  Net Profit (Loss)                               0                                             0


This form    does X does not have related footnotes on Footnotes Supplement.
         ----    ---

CASE NAME:           DCM DELAWARE, INC.                       ACCRUAL BASIS - 3

CASE NUMBER:         401-40787-BJH-11







 CASH RECEIPTS AND                                 MONTH            MONTH           MONTH            QUARTER
 DISBURSEMENTS                                     JUL-02           -----          ------             TOTAL
 -----------------                                 ------                                            -------
 1.  Cash - Beginning Of Month                                                                                 0

 RECEIPTS FROM OPERATIONS

 2.  Cash Sales                                                                                                0

 COLLECTION OF ACCOUNTS RECEIVABLE

 3.  Pre Petition                                                                                              0
 4.  Post Petition                                                                                             0
 5.  Total Operating Receipts                              0                                                   0

 NON-OPERATING RECEIPTS

 6.  Loans & Advances (Attach List)                                                                            0
 7.  Sale of Assets                                                                                            0
 8.  Other (Attach List)                                                                                       0
 9.  Total Non-Operating Receipts                          0                                                   0
 10. Total Receipts                                        0                                                   0
 11. Total Cash Available                                  0                                                   0

 OPERATING DISBURSEMENTS

 12. Net Payroll                                                                                               0
 13. Payroll Taxes Paid                                                                                        0
 14. Sales, Use & Other Taxes Paid                                                                             0
 15. Secured / Rental / Leases                                                                                 0
 16. Utilities                                                                                                 0
 17. Insurance                                                                                                 0
 18. Inventory Purchases                                                                                       0
 19. Vehicle Expenses                                                                                          0
 20. Travel                                                                                                    0
 21. Entertainment                                                                                             0
 22. Repairs & Maintenance                                                                                     0
 23. Supplies                                                                                                  0
 24. Advertising                                                                                               0
 25. Other (Attach List)                                                                                       0
 26. Total Operating Disbursements                         0                                                   0

 REORGANIZATION DISBURSEMENTS

 27. Professional Fees                                                                                         0
 28. U.S. Trustee Fees                                                                                         0
 29. Other (Attach List)                                                                                       0
 30. Total Reorganization Expenses                         0                                                   0
 31. Total Disbursements                                   0                                                   0
 32. Net Cash Flow                                         0                                                   0
 33. Cash - End of Month                                   0                                                   0


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








CASE NAME:            DCM DELAWARE, INC.                     ACCRUAL BASIS - 4

CASE NUMBER:          401-40787-BJH-11




                                                        SCHEDULED             MONTH              MONTH               MONTH
     ACCOUNTS RECEIVABLE AGING                           AMOUNT              JUL-02              ------              ------
     -------------------------                          ---------            ------
     1. 0 - 30
     2. 31 - 60
     3. 61 - 90
     4. 91 +
     5. Total Accounts Receivable                              0                   0
     6. (Amount Considered Uncollectible)
     7. Accounts Receivable (Net)                              0                   0



     AGING OF POST PETITION                                MONTH:    JULY-02
      TAXES AND PAYABLES                                           ------------

                                      0 - 30             31 - 60             61 - 90              91 +
     TAXES PAYABLE                     DAYS               DAYS                DAYS                DAYS               TOTAL
     -------------                    ------             -------             -------             ------              -----
     1. Federal                                                                                                             0
     2. State                                                                                                               0
     3. Local                                                                                                               0
     4. Other (Attach List)                                                                                                 0
     5. Total Taxes Payable                  0                   0                   0                  0                   0
     6. Accounts Payable                     0                   0                   0                393                 393


     STATUS OF POST PETITION TAXES                       MONTH:     JULY-02
                                                               ----------------

                                     BEGINNING        AMOUNT WITHHELD                       ENDING TAX
      FEDERAL                       TAX LIABILITY     AND/OR ACCRUED     (AMOUNT PAID)      LIABILITY
      -------                       -------------     --------------     -------------      ----------

     1. Withholding **                                                                              0
     2. FICA - Employee **                                                                          0
     3. FICA - Employer **                                                                          0
     4. Unemployment                                                                                0
     5. Income                                                                                      0
     6. Other (Attach List)                                                                         0
     7. Total Federal Taxes              0                   0                  0                   0

     STATE AND LOCAL

     8. Withholding                                                                                 0
     9. Sales                                                                                       0
     10.Excise                                                                                      0
     11.Unemployment                                                                                0
     12.Real Property                                                                               0
     13.Personal Property                                                                           0
     14.Other (Attach List)                                                                         0
     15.Total State And Local            0                   0                  0                   0
     16.Total Taxes                      0                   0                  0                   0

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.


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







CASE NAME:            DCM DELAWARE, INC.                     ACCRUAL BASIS - 5

CASE NUMBER:          401-40787-BJH-11



The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                       MONTH:             JULY-02
                                             --------------------------------

    BANK RECONCILIATIONS                               Account # 1        Account # 2
    --------------------                               -----------        -----------
    A.  BANK:                                                                               Other Accounts
    B.  ACCOUNT NUMBER:                                                                      (Attach List)          TOTAL
    C.  PURPOSE (TYPE):
    1.  Balance Per Bank Statement                                                                                       0
    2.  Add: Total Deposits Not Credited                                                                                 0
    3.  Subtract: Outstanding Checks                                                                                     0
    4.  Other Reconciling Items                                                                                          0
    5.  Month End Balance Per Books                            0                  0                   0                  0
    6.  Number of Last Check Written



    INVESTMENT ACCOUNTS

    BANK, ACCOUNT NAME & NUMBER                     DATE OF PURCHASE   TYPE OF INSTRUMENT   PURCHASE PRICE      CURRENT VALUE
    ---------------------------                     ----------------   ------------------   --------------      -------------
    7.
    8.
    9.
    10. (Attach List)
    11. Total Investments                                                                                                  0

    CASH

    12. Currency On Hand                                                                                                   0
    13. Total Cash - End of Month                                                                                          0

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


CASE NAME:            DCM DELAWARE, INC                     ACCRUAL BASIS - 6

CASE NUMBER:           401-40787-BJH-11
                                                        MONTH:     JULY-02
                                                              -----------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS
                                    --------

             NAME                            TYPE OF PAYMENT    AMOUNT PAID     TOTAL PAID TO DATE
             ----                            ---------------    -----------     ------------------
    1.
    2.
    3.
    4.
    5.  (Attach List)
    6.  Total Payments To Insiders                                      0                   0


                                  PROFESSIONALS
                                  -------------

                                                   DATE OF COURT
                                                  ORDER AUTHORIZING         AMOUNT          AMOUNT     TOTAL PAID   TOTAL INCURRED
                NAME                                  PAYMENT              APPROVED          PAID       TO DATE       & UNPAID *
                ----                              -----------------        --------         ------     ----------   --------------
    1.
    2.
    3.
    4.
    5.  (Attach List)
    6.  Total Payments To Professionals                                           0             0               0            0


      * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS



                                              SCHEDULED MONTHLY      AMOUNTS PAID    TOTAL UNPAID
         NAME OF CREDITOR                        PAYMENTS DUE        DURING MONTH    POST PETITION
         ----------------                     -----------------      ------------    -------------
    1.  Bank of America                                    0                 0          13,945,516
    2.
    3.
    4.
    5.  (Attach List)
    6.  TOTAL                                              0                 0          13,945,516


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
    CASE NAME:         DCM DELAWARE, INC.                    ACCRUAL BASIS - 7

    CASE NUMBER:       401-40787-BJH-11
                                                     MONTH:      JULY-02
    QUESTIONNAIRE                                          --------------------




                                                                                                                 YES          NO
                                                                                                                 ---          --

    1.    Have any Assets been sold or transferred outside the normal course of business this reporting period?               X

    2.    Have any funds been disbursed from any account other than a debtor in possession account?                           X

    3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                             X

    4.    Have any payments been made on Pre Petition Liabilities this reporting period?                                      X

    5.    Have any Post Petition Loans been received by the debtor from any party?                                            X

    6.    Are any Post Petition Payroll Taxes past due?                                                                       X

    7.    Are any Post Petition State or Federal Income Taxes past due?                                                       X

    8.    Are any Post Petition Real Estate Taxes past due?                                                                   X

    9.    Are any other Post Petition Taxes past due?                                                                         X

    10.   Are any amounts owed to Post Petition creditors delinquent?                                                         X

    11.   Have any Pre Petition Taxes been paid during the reporting period?                                                  X

    12.   Are any wage payments past due?                                                                                     X

    If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

    INSURANCE

                                                                                                            YES          NO
                                                                                                            ---          --
    1.    Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?     X

    2.    Are all premium payments paid current?                                                              X

    3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

-------------------------------------------------------------------------------
    Debtor has no operations.
-------------------------------------------------------------------------------


                              INSTALLMENT PAYMENTS

            TYPE OF POLICY                CARRIER              PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
            --------------                -------              --------------        --------------------------
    General Liability               Aon Risk Services          3/1/02-9/1/02         Semi-Annual     $98,598
    D&O Liability                   Great American Insur    1/1/2001-10/31/2004         Annual       $64,657


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          ---    ---

CASE NAME:            DCM DELAWARE, INC.                 FOOTNOTES SUPPLEMENT

CASE NUMBER:          401-40787-BJH-11                   ACCRUAL BASIS

                                                         MONTH:    JULY-02
                                                               ----------------

ACCRUAL BASIS
FORM NUMBER     LINE NUMBER        FOOTNOTE / EXPLANATION
-----------     -----------        ----------------------
   1              24               The direct charges to equity are due to the secured debt reductions
   1              32               pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the sale of the South Region of Kevco Distribution, as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc.
                                   (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                   (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

    1             27A              Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                                   401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                   Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                   401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc.
                                   (Case No. 401-40786-BJH-11), and Kevco Components, Inc. (Case No.
                                   401-40790-BJH-11).
